UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 29, 2012

ARTHROCARE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34607	94-3180312
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7000 West William Cannon, Building One

Austin, TX 78735

(Address of principal executive offices, including zip code)

(512) 391-3900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain officers; Compensatory Arrangements of Certain Officers.

2012 Executive Officer Bonus Plan

On March 1, 2012, the Board of Directors of ArthroCare Corporation (the “Company”) adopted the Company’s 2012 Executive Officer Bonus Plan, a copy of which is attached hereto as Exhibit 10.1, which is a cash bonus plan in which all of the Company’s named executive officers are participants. Under the 2012 Executive Officer Bonus Plan, all named executive officers are eligible to receive a target cash bonus equal to a percentage of their base salary, as set forth in the plan, subject to certain bonus multipliers. The Chief Executive Officer is eligible to receive a target cash bonus equal to 80% of his base salary under this plan, subject to certain bonus multipliers. The actual bonus awarded under this plan to each participant will be a function of the Company’s 2012 achievement level for total revenue, adjusted operating margin and adjusted free cash flow and the participant’s achievement of personal performance objectives determined by the Chief Executive Officer or, in the case of the Chief Executive Officer, by the Board of Directors.

The foregoing description of the 2012 Executive Officer Bonus Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the 2012 Executive Officer Bonus Plan attached hereto.

Item 7.01  Regulation FD Disclosure.

On February 29, 2012, Peter L. Wilson, a member of our Board of Directors, entered into a prearranged trading plan to exercise options to acquire 15,000 shares and sell 10,000 shares in one or more open market transactions between May 1, 2012 and May 29, 2012.

On February 29, 2012, Tord B. Lendau, a member of our Board of Directors, entered into a prearranged trading plan to sell 25,000 shares in one or more open market transactions between March 29, 2012 and July 21, 2012.

On February 29, 2012, James Foster, a member of our Board of Directors, entered into a prearranged trading plan to exercise options to acquire 60,000 shares and sell 45,000 shares in one or more open market transactions between March 29, 2012 and July 21, 2012.

Rule 10b5-1 permits persons who may be considered company insiders to establish written prearranged stock trading plans when they are not in possession of material, nonpublic information. The plans establish predetermined trading parameters that do not permit the person adopting the plan to exercise any subsequent influence over how, when or whether to effect trades. All sales under the plans will be disclosed publicly through appropriate filings with the U.S. Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	2012 Executive Officer Bonus Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTHROCARE CORPORATION

Date:	March 2, 2012	By:	/s/ David Fitzgerald
			Name:	David Fitzgerald
			Title:	President and Chief Executive Officer